FORBEARANCE AGREEMENT

This Forbearance Agreement (this "***Agreement***") is entered into as of September 13, 2011, by and between John M. Fife, an individual ("***Lender***"), and mPhase Technologies, Inc., a New Jersey corporation ("***Borrower***").

A. Borrower previously issued to Lender three Convertible Promissory Notes dated March 3, 2010, one in the principal amount of $550,000.00 ("***Note #1***"), and two in the principal amount of $275,000.00 ("***Note #2***" and "***Note #3***," and together with Note #1, the "***Notes***").

B. The Notes were issued pursuant to a Securities Purchase Agreement dated March 3, 2010 between Lender and Borrower (the "***Purchase Agreement***," and together with the Notes and all other documents entered into in conjunction therewith, the "***Loan Documents***").

C. In conjunction with its acquisition of the Notes, Lender also issued to Borrower two Secured Promissory Notes dated March 3, 2010, each in the amount of $250,000 (the "***First Buyer Note***", the "***Second Buyer Note***", and collectively, the "***Buyer Notes***").

D. The Maturity Date (as defined in Note #1) for Note #1 was one year from its issuance. The parties acknowledge that Note #1 was not paid in full as of its Maturity Date, nor has it been paid since such date, and therefore is currently in arrears (the "***Payment Arrearage***"). Certain disagreements have arisen regarding Note #1, including Borrower's inability to deliver Conversion Shares (as defined in the Purchase Agreement) pursuant to certain Conversion Notices (as defined in the Purchase Agreement) delivered by Lender to Borrower (the foregoing disagreements and other disputed matters described hereunder are collectively referred to herein as the "***Disputes***").

E. As a result of the Payment Arrearage, Note #1 is currently due and payable and interest is accruing on the Outstanding Balance (as defined in Note #1) thereof at a rate of 15% per annum. Certain additional penalties have also accrued thereunder as a result of the Disputes.

F. A dispute has arisen between Borrower and Lender regarding the Outstanding Balance of Note #1. Borrower believes the Outstanding Balance of Note #1 as of the date hereof is equal to $328,000 (the "***Borrower Note Balance***"), while Lender believes the Outstanding Balance of Note #1 as of the date hereof is equal to $382,913.53 (the "***Lender Note Balance***").

G. The parties desire to resolve such dispute and Borrower has also requested that Lender forbear from exercising his rights currently available to him against Borrower under Note #1 and the other Loan Documents.

H. Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain and forbear temporarily from exercising and enforcing any of his remedies against Borrower resulting from the Disputes and Payment Arrearage as provided in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate and are hereby incorporated into and made a part of this Agreement.

2. Offset. Pursuant to Section 5 of each of the Buyer Notes, Lender may offset up to the entire outstanding balance of each of Note #2 and Note #3 upon the occurrence of an Event of Default under any of the Notes. In light of the Payment Arrearage and Disputes, which Borrower acknowledges, Lender hereby exercises his right of offset as follows: (i) the entire outstanding balance of the First Buyer Note is hereby offset against Note #2, and (ii) the entire outstanding balance of Second Buyer Note is hereby offset against Note #3. Accordingly, the parties hereby acknowledge and agree that each of the First Buyer Note and the Second Buyer Note are hereby cancelled and of no further force or effect and that Lender shall not have any further obligations thereunder. In furtherance of the foregoing, upon execution of this Agreement Borrower shall deliver the First Buyer Note and the Second Buyer Note to Lender for cancellation.

3. Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, Lender hereby agrees to refrain and forbear from exercising and enforcing any of his remedies under the Notes, the Loan Documents or under applicable laws, with respect to the Payment Arrearage and Disputes, until June 30, 2012 (the "***Forbearance***"). Borrower understands that the Forbearance shall terminate immediately upon the occurrence of any material breach of this Agreement or upon the occurrence of any Event of Default (as defined in Note #1) or Trigger Event (as defined in Note #1) after the date hereof and that upon the earlier of the termination of the Forbearance, Borrower's breach of any term or provision in this Agreement, or the occurrence of any new Event of Default or Trigger Event, Lender may seek all recourse available to it under the terms of Note #1, the other Loan Documents or applicable law. Nothing contained herein may be construed as a waiver by Lender of any action or inaction by Borrower under the Loan Documents.

4. Affirmation of Note #1 Balance. Each of Borrower and Lender agree that as of the date hereof, the Outstanding Balance of Note #1 shall be deemed and affirmed to be the Borrower Note Balance; *provided, however*, that in the event Borrower breaches any term or provision of this Agreement or any Event of Default or Trigger Event occurs under Note #1 after the date hereof, the parties agree that that Outstanding Balance of Note #1 as of the date of this Agreement shall be deemed to have been the Lender Note Balance, and any interest, fees, or penalties accruing hereunder shall be deemed to have accrued on the Lender Note Balance.

5. Note #1 Amendments. Note #1 is hereby amended as follows:

(a) Maturity Date. Section 1 of Note #1 is hereby amended such that the Maturity Date of Note #1 shall be extended to June 30, 2012; *provided, however*, that such amendment shall be null and void in the event Borrower breaches any term or condition of this Agreement.

(b) Elimination of Share Cap. Section 10(k) of Note #1 is hereby amended to the extent necessary to eliminate the Share Cap (as defined therein) restriction from Note #1.

(c) Floor Price. A new Section 3(e) is hereby added to Note #1 to read as follows:

3(e) Floor Price. The purpose of this Section is to limit the number of Conversion Shares issued in the event the Conversion Price is less than the Floor Price (as defined below), and for Borrower to pay the Excess Amount (as defined herein) in cash to Lender or add such Excess Amount to the Outstanding Balance of this Note #1.

(i) Definitions. For purposes of this Section, the following definitions shall apply:

(1) "***Deemed Issuance***" shall be as defined in that certain Convertible Note dated September 13, 2011, made by Borrower in favor of St George Investments LLC, in the original principal amount of $357,500.

(2) "***Excess Shares***" shall be calculated by subtracting the Floor Shares from the Total Calculated Shares.

(3) "***Excess Amount***" shall be calculated by multiplying the Excess Shares by the Market Price.

(4) "***Excluded Securities***" means any shares of Common Stock issued or issuable: (i) in connection with any stock option plan which has been approved prior to September 13, 2011 by the board of directors of Borrower ("***Approved Stock Plan***"); provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the date of this Agreement; and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm's-length basis, the purpose of which is not to raise additional capital; provided, that such third parties are not granted any registration rights. Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for Borrower or its subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

(5) "***Floor Price***" means, as of any Conversion Date or other date of determination, $0.004, subject to adjustment as provided herein.

(6) "***Floor Shares***" shall be calculated by dividing the Conversion Amount by the Floor Price.

(7) "***Market Price***" means the VWAP for the three (3) trading days with the lowest average VWAP of the twenty (20) trading days immediately preceding the date set forth on the Conversion Notice.

(8) "***Total Calculated Shares***" shall be calculated by dividing the Conversion Amount by the Conversion Price.

(ii) Conversion. If on a Conversion Date, the Conversion Price is less than the Floor Price, then the number of shares of Common Stock to be issued to Lender pursuant to a Conversion Notice shall be limited to the number of Floor Shares. The Borrower may then elect to pay the Excess Amount in cash to Lender within 48 business hours after receipt of the Conversion Notice, or if the Excess Amount is not paid to Lender within such 48-hour period, then the Excess Amount will automatically be added to the Outstanding Balance of this Note #1.

(iii) Example. By way of example only, if Borrower receives a Notice of Conversion, and the Conversion Amount is $10,000, and the Conversion Price is $0.003, the Market Price is $0.004, and the Floor Price at that time is $0.004, then the number of Floor Shares to be issued to Borrower would be 2,500,000 (10,000 ÷ 0.004). The Total Calculated Shares would be 3,333,334 (10,000 ÷ 0.003). As a result, the Excess Shares would be 833,334 (3,333,334 – 2,500,000). The Excess Amount would then be $3,333.33 (833,334 Excess Shares x $0.004 Market Price).

(iv) Adjustment to Floor Price. Except as hereinafter provided, in the event of a Deemed Issuance or in case the Borrower shall at any time after the date hereof issue or sell any (i) shares of its Common Stock or preferred shares convertible into its Common Stock, or (ii) debt, warrants, options, stock appreciation rights, phantom stock, equity related rights, equity linked rights, or other instruments or securities which are convertible into, exchangeable for, or exercisable for shares of Common Stock (together herein referred to as "***Equity Securities***"), in each case for consideration (or with a conversion price or exercise price) per share of Common Stock less than the Floor Price in effect immediately prior to the issuance or sale of such securities or instruments, or without consideration, other than for Excluded Securities, then forthwith upon such issuance, Deemed Issuance or sale, the Floor Price shall (until another such issuance, Deemed Issuance or sale) be reduced to the price equal to the price (or conversion price or exercise price) of any such securities or instruments; *provided, however*, that in no event shall the Floor Price be adjusted pursuant to this computation to an amount in excess of the Floor Price in effect immediately prior to such computation. For the purposes of this Section, the term Floor Price shall mean the Floor Price per share set forth in Section 3(e) of this Note, as adjusted from time to time pursuant to the provisions of this section. For purposes of any computation to be made in accordance with this Section 3(e)(iv), the following provisions shall be applicable:

(1) In case of the issuance or sale of any shares of Equity Securities for a consideration part or all of which shall be cash, the amount of the cash consideration shall be deemed to be the amount of cash received by the Borrower for such shares (or, if shares of stock are offered by the Borrower for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription price, the public offering price, before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or other persons or entities performing similar services), or any expenses incurred in connection therewith and less any amounts payable to security holders or any affiliate thereof, including, without limitation, any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof.

(2) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Borrower) of shares of Equity Securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Borrower.

(3) Shares of Equity Securities issuable by way of dividend or other distribution on any capital stock of the Borrower shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

(4) The reclassification of securities of the Borrower other than shares of Equity Securities into securities including shares of Equity Securities shall be deemed to involve the issuance of such shares of Equity Securities for consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of stock shall be determined as provided in this Section.

(5) The number of shares of Equity Securities at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants, and convertible and exchangeable securities.

(v) Adjustments for Split, Subdivision or Combination of Shares. If the Borrower at any time while this Note remains outstanding and unconverted, shall split or subdivide any class of securities into which this Note may be converted into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such split or subdivision shall be proportionately increased and the Conversion Price and Floor Price for such class of securities shall be proportionately decreased. If the Borrower at any time while this Note, or any portion hereof, remains outstanding and unconverted shall combine any class of securities into which this Note may be converted, into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such combination shall be proportionately decreased and the Conversion Price and Floor Price for such class of securities shall be proportionately increased.

(vi) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Note remains outstanding and unconverted, the holders of any class of securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Borrower by way of dividend, then and in each case, this Note shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Borrower that such holder would hold on the date of such conversion had such holder been the holder of record of the class of security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock available to such holder as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Note.

(vii) Default. Notwithstanding anything else to the contrary in Note #1, upon the occurrence of an Event of Default after September 13, 2011, or upon the occurrence of an event of default under that certain Convertible Note executed by Borrower in favor of St George Investments LLC dated September 13, 2011, then the Floor Price shall be reset to $0.00, thereby eliminating the restrictions set forth in this Section 3(e).

(d) Cross Default. A new Section 4(a)(xviii) is hereby added to read as follows:

(xviii) if after September 13, 2011, any default or an event which, with the passage of time or the giving of notice or both, would constitute a default, by Borrower, occurs on any other note, indenture, purchase agreement, contract, agreement, or undertaking with respect to Lender or any affiliate of Lender, including without

limitation that certain Convertible Note executed by Borrower in favor of St George Investments LLC dated September 13, 2011.

6. Rule 144 Opinion Letter. Borrower covenants to cause its legal counsel to deliver a legal opinion to its transfer agent within three days of the execution of this Agreement. Such opinion shall be subject to Lender's prior approval and shall opine that Lender's sale of all shares of Common Stock issued to Lender pursuant to conversions of Note #1 shall be exempt from the registration provisions of the Securities Act of 1933, as amended (the "***Securities Act***"), by reason of Rule 144 promulgated under the Securities Act and shall further instruct Borrower's transfer agent to deliver certificates representing shares of Common Stock to Lender without a restricted securities legend in accordance with his conversions of Note #1.

7. Note #1 Conversions. Notwithstanding Lender's Forbearance as described herein, Borrower covenants that it will honor all of Lender's conversions of all or any portion of the Outstanding Balance of Note #1 in accordance with the provisions set forth in Section 3(b) of Note #1 by delivering certificates (without a restricted securities legend) representing all Conversion Shares (as defined in Note #1) to Lender within three days of its receipt of a Conversion Notice (as defined in Note #1) from Lender. Borrower acknowledges that its failure to deliver Conversion Shares as provided herein or in Note #1 shall be deemed a material breach of this Agreement and that in such event, among all other remedies available to Lender herein, in the other Loan Documents, or at law, Lender shall be entitled to immediately accelerate the Outstanding Balance of Note #1 and enter the Confession (as defined below) in a court of competent jurisdiction. For the avoidance of doubt, the Forbearance does not limit or restrict Lender's right to conversions as contemplated by this Section 6. Borrower hereby acknowledges and agrees that Lender may, from time to time, provide a new form of Conversion Notice to conform to this Agreement.

8. Confession of Judgment. Together with its execution of this Agreement, Borrower shall execute a Confession of Judgment in the form attached hereto as **Exhibit A** (the "***Confession***"), which, in addition to any other rights or remedies Lender may have under this Agreement, the Loan Documents or applicable law, Lender may, in its sole discretion, cause to be entered into a court of competent jurisdiction upon Borrower's default of any provision set forth in this Agreement, Note #1, or any of the other Loan Documents. The Confession shall provide for a judgment against Borrower equal to the Lender Note Balance, plus all accrued interest and any fees incurred by Lender, less any payments previously made to Lender under Note #1.

9. Failure to Comply. Lender's Forbearance and agreement to enter into this Agreement is conditioned on Borrower's continued compliance with all of the terms, covenants, and conditions of this Agreement, Note #1 and the other Loan Documents. Should Borrower fail to comply with such conditions, Lender's forbearance and other accommodations given herein shall be deemed withdrawn and, in addition to all other available remedies, Note #1 shall immediately be due and payable. In addition, the Outstanding Balance of Note #1 shall be deemed to be the Lender Note Balance as compensatory damages for Borrower's breach of its obligations under the terms of this Agreement.

10. Ratification of Note. Note #1 shall be and remain in full force and effect (subject to the amendments set forth herein) in accordance with its terms and is hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the Outstanding Balance of Note #1 pursuant to its terms and represents that such obligation is not subject to any defenses, rights of offset, or counterclaims. The Outstanding Balance of Note #1 upon execution of this Agreement shall be as set forth in Section 4 above. Any reference to Note #1 after the date of this Agreement is deemed to be a reference to Note #1 as amended by this Agreement. No forbearance or waiver other than as set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a wavier of, or as an amendment to, any right, power, or remedy of Lender under Note #1, as in effect prior to the date hereof.

11. Representations and Warranties. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of Borrower, and no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b) There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Agreement which would or could materially and adversely affect the understanding of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(c) Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Loan Documents.

(d) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Loan Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e) Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm's-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(f) Borrower is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering Borrower insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

(g) Other than the Payment Arrearage and Disputes, Borrower represents and warrants that, to the best of its belief, as of the date hereof no other Event of Default under the Loan Documents exists.

12. Headings. The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

12. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. Each party hereto submits to the jurisdiction of any state or federal court sitting in Cook County, Illinois in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

13. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission

(including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

14. Attorneys' Fees. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement, the Prevailing Party (as defined hereafter) shall be entitled to reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled. "***Prevailing Party***" shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

15. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect

16. Entire Agreement; Amendments. This Agreement, together with the Loan Documents and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part.

18. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, Note #1 and the other Loan Documents shall remain in full force and effect, enforceable in accordance with all of their original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, Note #1 and the other Loan Documents, the terms of this Agreement shall prevail.

19. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the first date above written.

BORROWER:

mPHASE TECHNOLOGIES , INC.

By: Martin Smiley
Name: MARTIN SMILEY
Title: EVP, CFO & GC.

LENDER:

John M. Fife

John M. Fife, individually

[Signature page to Forbearance Agreement]